EXHIBIT 32


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of SyndicationNet.com, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),we the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              By: /s/ Fred Schulman
                                   _________________________________
                                Chief Executive Officer
                                Dated: September 2, 2003


                                By: /s/ Steven Weismann
                                   __________________________________
                                Chief Financial Officer
                                Dated: September 2, 2003